                                             [INDEPENDENCE LETTERHEAD]




                                                [           ], 1996


Dear Series A 9% Cumulative Convertible
Preferred Stock Shareholder:

         Independence Bancorp, Inc. has exercised its right to redeem all of Independence's Series A 9% Cumulative Convertible Preferred Stock, on [ ], 1996. Therefore, all of each Series A Preferred Stock Shareholder's shares have been called for redemption. Enclosed with this letter is a formal "Notice of Redemption" and "Prospectus" setting forth the specific terms of the redemption, the available alternatives with respect to the redemption and the procedures to be followed. All Shareholders are advised to read this material thoroughly before making any decisions.

         As a Series A Preferred Stock Shareholder, you have the following options with respect to the shares of Series A Preferred Stock called for redemption:

         1. Convert the Series A Preferred Stock at a conversion ratio of one share of Independence Common Stock for each share of Series A Preferred Stock.

         2. Exercise the Common Stock Purchase Right which is attached to each share of Series A Preferred Stock redeemed by purchasing an additional share of Independence Common Stock at a purchase price of $9.60 per share.

         3. Sell the shares of Series A Preferred Stock (which includes the Common Stock Purchase Right attached thereto) in the open market.

         4.  Accept the redemption price of $[       ] for each share
of Series A Preferred Stock called for redemption.

         5. Let the Common Stock Purchase Right attached to each share of Series A Preferred Stock called for redemption lapse on [ ], 1996.

[          ], 1996
Page 2





         Based on the last sale price of the Independence Common Stock on [ ], 1996, the market value of the Common Stock into which each share of Series A Preferred Stock is convertible is approximately $[ ] and the market value of the Common Stock purchasable upon the exercise of each Common Stock Purchase Right is approximately $[ ], and in either case, considerably higher than the amount to be paid upon redemption or upon exercise, as the case may be. Such value is, of course, subject to change depending on the market price of Independence Common Stock. A holder of Series A Preferred Stock may both convert the shares of Series A Preferred Stock and exercise the Common Stock Purchase Right attached thereto.

         Also enclosed with this letter is a Letter of Transmittal and return envelope for use by those Series A Preferred Stock Shareholders who wish to convert their shares of Independence Series A Preferred Stock into shares of Independence Common Stock, exercise their Common Stock Purchase Rights, or both.

         For those shareholders who wish to take advantage of this conversion option and/or exercise their Common Stock Purchase Rights, the enclosed Letter of Transmittal should be signed, dated and forwarded to The First National Bank of Boston at one of the addresses set forth on the front page of the Letter of Transmittal in accordance with the instructions in the Letter of Transmittal together with the Series A Preferred Stock Certificates, and a check made payable to "Independence Bancorp" for the exercise price if Common Stock Purchase Rights are being exercised, on or prior to [ ], 1996. The First National Bank of Boston must actually receive this material on or prior to the close of business on [ ], 1996. Upon timely receipt of your materials, the Transfer Agent will promptly forward to you: a Common Stock certificate representing one share of Independence Common Stock for each share of Independence Series A Preferred Stock converted and one share of Independence Common Stock for each Common Stock Purchase Right exercised.

[          ], 1996
Page 3




         Those shareholders of Series A Preferred Stock who do not wish to convert their shares or exercise their Common Stock Purchase Rights but instead choose to receive the Redemption Price should not forward their Series A Preferred Stock Certificates to The First National Bank of Boston at this time. A separate Letter of Transmittal and Instructions will be forwarded to you on or about [ ], 1996.

         If you have any questions concerning the procedure described above, please contact The First National Bank of Boston, Investors Relations Unit at one of the addresses set forth on the front page of the Letter of Transmittal, or telephone (617) 575-3170 or Kevin J. Killian, Executive Vice President, Independence Bancorp, Inc., 1100 Lake Street, Ramsey, New Jersey 07446 or telephone (201) 512-2980.



                                            Very truly yours,


                                            James R. Napolitano
                                            Chairman of the Board


Enclosures

                          INDEPENDENCE BANCORP, INC.

              Series A 9% Cumulative Convertible Preferred Stock

                             NOTICE OF REDEMPTION


         NOTICE IS HEREBY GIVEN, that Independence Bancorp, Inc. ("Independence") has exercised its right, pursuant to Section 4 of the Series A 9% Cumulative Convertible Preferred Stock Designation adopted by the Independence Bancorp, Inc. Board of Directors on August 13, 1992, and which was filed with the New Jersey Secretary of State on October 13, 1992, to redeem all of Independence's Series A 9% Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), on [ ], 1996, the date fixed for redemption. Therefore, all of each Series A Preferred Stock Shareholder's shares has been called for redemption.

         As a result of the foregoing call for redemption, the Common Stock Purchase Rights attached to the shares of Series A Preferred stock will expire on the earlier of the date the Series A Preferred Stock is converted or [ ], 1996, the date fixed for redemption, after which time such Common Stock Purchase Rights will be null and void.

         As a Series A Preferred Stock Shareholder, you have the following options with respect to the shares of Series A Preferred Stock and the Common Stock Purchase Rights attached thereto:

         1.       REDEMPTION.  Shareholders of Series A Preferred Stock
may accept the redemption price of $[    ] for each share of
Series A Preferred Stock called for redemption.

         For those shareholders who wish to take advantage of this redemption option, certificates representing shares of Series A Preferred Stock must be surrendered to The First National Bank of Boston, at one of the addresses set forth on the front page of the Letter of Transmittal, at anytime on or after [ ], 1996. Upon the surrender of certificates representing shares of Series A Preferred Stock, the Transfer Agent will promptly forward to each shareholder the redemption payment based on the number of each shareholder's shares. Dividends on the Series A Preferred Stock called for redemption will cease to accrue on and after [ ], 1996.

         Shareholders who wish to redeem their shares of Series A Preferred Stock should not forward their Series A Preferred Stock Certificates to the First National Bank of Boston at this time. A separate Letter of Transmittal and Instructions will be forwarded to them on or about [ ], 1996.

         The federal income tax consequences of the redemption of Series A Preferred Stock is discussed on pages [ ] of the Prospectus which accompanies this Notice.

         2. CONVERSION. Shareholders of Series A Preferred Stock may elect to convert their Series A Preferred Stock at a conversion ratio of one share of Independence Common Stock for each share of Series A Preferred Stock.

         Based on the last sale price of the Independence Common Stock on [ ], 1996, the market value of the Common Stock into which each share of Series A Preferred Stock is convertible is approximately $[ ]. Such value, however, is subject to change depending on the market price of the Independence Common Stock. As long as the market price of the Independence Common Stock is higher than $[ ] per share, a holder who converts his Series A Preferred Stock will receive Independence Common Stock that has a market value greater than the amount which would be received upon surrender of Series A Preferred Stock for redemption. No payments or adjustments in respect of dividends will be made upon the conversion of any Series A Preferred Stock.

         For those shareholders who wish to take advantage of this conversion option, the enclosed Letter of Transmittal should be completed, as necessary, signed, dated and forwarded to The First National Bank of Boston, at one of the addresses set forth on the front page of the Letter of Transmittal, in accordance with the instructions in the Letter of Transmittal together with the Series A Preferred Stock Certificates. The First National Bank of Boston must actually receive this material on or prior to the close of business on [ ], 1996. Upon timely receipt, the Transfer Agent will promptly forward to you a Common Stock certificate representing one share of Independence Common Stock for each share of Independence Series A Preferred Stock converted.

         After the close of business on [ ], 1996, the Series A Preferred Stock called for redemption will no longer be convertible into shares of Independence Common Stock.


         The federal income tax consequences of the conversion of Series A Preferred Stock into Common Stock is discussed on pages [ ] of the Prospectus which accompanies this Notice.


         3. EXERCISE OF COMMON STOCK PURCHASE RIGHTS. Shareholders of Series A Preferred Stock may elect to exercise the Common Stock Purchase Right which is attached to each share of Series A Preferred Stock redeemed at a purchase price of $9.60 per share of Independence Common Stock.

         Based on the last sale price of Independence Common Stock on [ ], 1996, the market value of the Independence Common Stock purchasable upon the exercise of the Common Stock Purchase Right is approximately $[ ]. Such value, however, is subject to change depending on the market price of the Independence Common Stock. As long as the market price of the Independence Common Stock is higher than $[ ] per share, a holder who exercises his Common Stock Purchase Rights will receive Independence Common Stock that has a market value greater than the amount paid upon exercise of the Common Stock Purchase Rights.

         For those shareholders who wish to exercise their Common Stock Purchase Rights, the enclosed Letter of Transmittal should be signed, dated and forwarded to The First National Bank of Boston, at one of the addresses set forth on the front page of the Letter of Transmittal, in accordance with the instructions in the Letter of Transmittal together with the Series A Preferred Stock Certificates, and a check made payable to "Independence Bancorp" for the exercise price, on or prior to [ ], 1996. The First National Bank of Boston must actually receive this material on or prior to the close of business on [ ], 1996. Upon timely receipt of these materials, the Transfer Agent will promptly forward to you one share of Independence Common Stock for each Common Stock Purchase Right exercised.

         The federal income tax consequences of the exercise of the Common Stock Purchase Right is discussed on pages [ ] of the Prospectus which accompanies this Notice.

         4. SALE OF SERIES A PREFERRED STOCK IN THE OPEN MARKET. Shareholders of Series A Preferred Stock may elect to sell their shares of Series A Preferred Stock (which includes the Common Stock Purchase Right attached thereto) in the open market.

         5. NOT EXERCISE THE COMMON STOCK PURCHASE RIGHTS. Shareholders may convert or redeem their shares of Series A Preferred Stock and not exercise the Common Stock Purchase Rights attached to their shares of Series A Preferred Stock. Common Stock Purchase Rights attached to shares of Series A Preferred Stock not exercised prior to the close of business on [ ], 1996 will be null and void.

         If you have any questions with respect to the foregoing options, please contact The First National Bank of Boston, Investors Relations Unit, at one of the addresses set forth on the front page of the Letter of Transmittal, or telephone (617) 575-3170 or Kevin J. Killian, Executive Vice President, Independence Bancorp, Inc., 1100 Lake Street, Ramsey, New Jersey 07446 or telephone (201) 512-2980.



                                    INDEPENDENCE BANCORP, INC.

                             LETTER OF TRANSMITTAL

                          INDEPENDENCE BANCORP, INC.

        To Accompany Series A 9% Cumulative Convertible Preferred Stock
                                (CUSIP No. [ ])

         PLEASE COMPLETE THIS LETTER OF TRANSMITTAL CAREFULLY AND DELIVER IT WITH YOUR CERTIFICATES FOR INDEPENDENCE BANCORP, INC. SERIES A 9% CUMULATIVE CONVERTIBLE PREFERRED STOCK AT THE ADDRESS BELOW. THIS TRANSMITTAL LETTER, YOUR CERTIFICATES AND ANY ACCOMPANYING DOCUMENTS MUST BE RECEIVED BY THE FIRST NATIONAL BANK OF BOSTON ON OR PRIOR TO THE CLOSE OF BUSINESS ON [ ], 1996, IF YOU ARE TO RECEIVE THE SHARES OF INDEPENDENCE BANCORP, INC. COMMON STOCK DUE YOU AS EITHER A CONSEQUENCE OF THE CONVERSION OF YOUR SHARES OF INDEPENDENCE BANCORP, INC. SERIES A 9% CUMULATIVE CONVERTIBLE PREFERRED STOCK CALLED FOR REDEMPTION OR THE EXERCISE OF THE COMMON STOCK PURCHASE RIGHTS WHICH ARE ATTACHED TO SHARES OF INDEPENDENCE BANCORP, INC. SERIES A 9% CUMULATIVE CONVERTIBLE PREFERRED STOCK CALLED FOR REDEMPTION. THERE WILL BE NO EXTENSIONS.

                By Mail:                         By Overnight Courier:                        By Hand:
    The First National Bank of Boston           The First National Bank              BancBoston Trust Company of
             P. O. Box 1889                            of Boston                              New York
           Mail Stop: 45-02-53                   Shareholder Services                  55 Broadway, 3rd Floor
       Boston, Massachusetts 02105                     Division                          New York, New York
                                                  150 Royall Street
                                                  Mail Stop: 45-02-53
                                                Canton, Massachusetts
                                                         02021



         DO NOT SEND STOCK CERTIFICATES TO INDEPENDENCE BANCORP, INC.

              PLEASE READ CAREFULLY THE INSTRUCTIONS ACCOMPANYING
                          THIS LETTER OF TRANSMITTAL.


                                    ITEM A.

- --------------------------------------------------------------------------------------------------------------------------------
                                                                                              Series A Preferred Stock
                                                                                             Surrendered for Conversion
               Name and Address of Registered Holder(s) as Shown on                          and/or for the Exercise of
                       Series A Preferred Stock certificates                                Common Stock Purchase Rights
  (Please fill in unless label with correct name and address is already affixed)             (Attach list if necessary)
================================================================================================================================
                                                                                                              Total Number
                                                                                                              of Shares of
                                                                                         Certificate            Series A
                                                                                          Number(s)          Preferred Stock
                                                                                    --------------------------------------------

                                                                                    --------------------------------------------

                                                                                    --------------------------------------------

                                                                                    --------------------------------------------

                                                                                    --------------------------------------------

                                                                                    --------------------------------------------
                                                                                                  Total
- --------------------------------------------------------------------------------------------------------------------------------


I wish to convert (please check ONE):

     |_|  ALL of the shares of Series A Preferred Stock called for redemption.

     |_|  _________ shares of Series A Preferred Stock called for redemption.

     |_|  None of the shares of Series A Preferred Stock called for redemption.


I wish to exercise (please check ONE):

     |_| ALL of the Common Stock Purchase Rights which are attached to my shares of Series A Preferred Stock called for redemption.

     |_| _________ of the Common Stock Purchase Rights which are attached to my shares of Series A Preferred Stock called for redemption.

     |_| None of the Common Stock Purchase Rights which are attached to my shares of Series A Preferred Stock called for redemption.

I am enclosing:

     |_| A check made payable to Independence Bancorp, Inc. in the amount of $_______ which represents the payment required to exercise the
          number of Rights listed   above.



               PLEASE SEE INSTRUCTION NUMBER 9 REGARDING PAYMENT
                      OF THE APPROPRIATE EXERCISE PRICE.


                                    ITEM B.

Dear Sirs:

     The certificate(s) enclosed herewith and described below of the Series A 9% Cumulative Convertible Preferred Stock of Independence Bancorp, Inc. ("Independence" and the "Series A Preferred Stock") are either surrendered for conversion at a conversion ratio of one (1) share of Independence Common Stock for each share of Independence Series A Preferred, or the exercise of the Common Stock Purchase Right which is attached to each share of Series A Preferred Stock called for redemption at an exercise price of $9.60 per share of Independence Common Stock or both.

     The undersigned understands that the certificates representing the shares of Independence Common Stock (issued either upon conversion of the Series A Preferred Stock or the exercise of the Common Stock Purchase Right or both) will be sent by mail to the registered owner of such shares at the address of such owner as shown on the stock records of Independence, unless the alternative delivery instructions below are completed.

     The undersigned represents that he has full power and authority to irrevocably surrender the shares evidenced by the below-described certificates and that he has good and unencumbered title thereto, free and clear of all liens, charges and adverse claims and acknowledges that Independence and The First National Bank of Boston are relying upon the representation in acting pursuant hereto. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon heirs, personal representatives, successors and assigns of the undersigned. The undersigned shall upon request execute any additional documents necessary or desirable to complete the transaction contemplated herein.

       THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF
          SERIES A PREFERRED STOCK, BUT IF MAIL IS USED, CERTIFIED OR
              REGISTERED MAIL, PROPERLY INSURED, IS RECOMMENDED.


                           ITEM C.

- ----------------------------------------------------------

                SPECIAL TRANSFER INSTRUCTIONS
         To  be   completed   ONLY  if  (a)  The  Letter  of
         Transmittal is signed by someone other than the registered holder(s) of the Series A Preferred Stock, or (b) the Common Stock certificate(s) is to be issued in above. the name of and sent to someone other than the registered holder(s)of the Series A Preferred Stock. If this section is completed, your signature must be guaranteed below. to

            IMPORTANT: See Instructions 3 and 4.
                       (Type or Print)


Name(s)
        -------------------------------------------------
Address
        -------------------------------------------------
                   (Number and Street)


        -------------------------------------------------
                         (City)

        -------------------------------------------------
                         (State)

        -------------------------------------------------
                       (Zip Code)


        -------------------------------------------------
    (Social Security or Taxpayer Identification No.)

         IMPORTANT: See Substitute Form W-9.

- ---------------------------------------------------------

                           ITEM D.

 ------------------------------------------------------------

                SPECIAL DELIVERY INSTRUCTIONS

         To  be   completed   ONLY  if  the   Common   Stock
         certificate(s) is to be mailed to someone other than the registered holder(s) of the Series A Preferred Stock or any address other than that of the registered holder(s) indicated




                        (Type or Print)


   Name(s)
        -------------------------------------------------

   Address
        -------------------------------------------------
                     (Number and Street)


        -------------------------------------------------
                            (City)


        -------------------------------------------------
                            (State)


        -------------------------------------------------
                          (Zip Code)





 ------------------------------------------------------------

                           ITEM E.

         The undersigned acknowledges receipt of the Notice of Redemption of the Series A Preferred Stock dated [ ], 1996 (the "Notice of Redemption") and the Independence Prospectus dated [ ], 1996.

- --------------------------------------------------------------------------------------------------------------------------
MUST BE SIGNED BY REGISTERED
HOLDER(S) EXACTLY AS NAME(S)                                    Dated:
APPEAR(S) ON THE SERIES A PREFERRED                                      --------------------------------------------
STOCK CERTIFICATE(S) OR BY THE MOST
RECENT TRANSFEREE.                                              Signature:

PLEASE NOTE THAT UNDER CERTAIN                                           --------------------------------------------
CIRCUMSTANCES SIGNATURES MUST BE
GUARANTEED.                                                     Signature:
                                                                         --------------------------------------------
SEE INSTRUCTION 3.

                                                                Telephone Number: (       )
                                                                                  ------------------------------------
- --------------------------------------------------------------------------------------------------------------------------

                           ITEM F.
                  IMPORTANT TAX INFORMATION

                      Must Be Completed

         Under the Federal income tax law, a nonexempt holder of Series A Preferred Stock whose Series A Preferred Stock is converted or who exercises Common Stock Purchase Rights is required to provide his or her correct taxpayer identification number on Substitute Form W-9 below, unless such person has already done so. If such holder of Series A Preferred Stock is an individual, the taxpayer identification number is his or her social security number. If the correct taxpayer identification number is not provided, the holder of Series A Preferred Stock may be subject to penalties imposed by the Internal Revenue Service. In order to avoid delay, it is recommended that each nonexempt holder of Series A Preferred Stock complete and sign the Substitute Form W-9 below, whether or not such holder of Series A Preferred Stock has already furnished his or her correct taxpayer identification number.

         If Item C above (Special Transfer Instructions) has been completed, the taxpayer identification number of the person named therein must be provided in the Substitute Form W-9 below and such person must sign the certification.


                                 PAYOR'S NAME:   THE FIRST NATIONAL BANK OF BOSTON

- -----------------------------------------------------------------------------------------------------------------------
               SUBSTITUTE                Part 1    Please provide your TIN in
                Form W-9                           the Box at Right and                Social Security Number
                                                   Certify by Signing and
       Department of the Treasury                  Dating Below
        Internal Revenue Service                                                 TIN:________________________________
      Payor's Request for Taxpayer                                                  or Employer Identification Number
      Identification Number (TIN)
           and Certification
                                        ---------------------------------------
                                         Part 2    Awaiting Taxpayer

                                                   Identification Number |_|
- -----------------------------------------------------------------------------------------------------------------------
        CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
- -----------------------------------------------------------------------------------------------------------------------

SIGNATURE:                                                            DATE:                            , 199
- -----------------------------------------------------------------------------------------------------------------------


                                 INSTRUCTIONS
1.       General

         Please do not send Series A Preferred Stock certificates directly to Independence. The Series A Preferred Stock certificates, together with the completed Letter of Transmittal, any separate notice of election to convert or exercise the Common Stock Purchase Right, any endorsement or instrument of assignment, and any other required supporting documents, should be mailed or otherwise delivered to The First National Bank of Boston at its addresses indicated on the front of this Letter of Transmittal. If mail is used, transmission by certified or registered mail, properly insured, is recommended as a precaution against loss. The method of transmitting Series A Preferred Stock, however, is at the option and risk of the holder.

2. Letter of Transmittal Signed by Registered Holder(s) AND Common Stock Certificate(s) to be Issued in the Name of Registered Holder(s).

         No endorsement of the surrendered Series A Preferred Stock, additional instrument or transfer or signature guarantee is required if, under the following circumstances:

                  (a) The Letter of Transmittal (and any separate notice of election to convert or exercise the Common Stock Purchase Rights) is signed by the registered holder(s) of the surrendered Series A Preferred Stock; and

                  (b) the Common Stock certificate(s), pursuant to either conversion of the Series A Preferred Stock or exercise of the Common Stock Purchase Right, is to be issued in the name of the registered holder(s) of the surrendered Series A Preferred Stock certificates.

3. Letter of Transmittal Signed by Someone Other Than Registered Holder(s) OR Common Stock Certificate(s) to be Issued in the Name of Someone Other Than Registered Holder(s).

         If (a) the Letter of Transmittal (or any separate notice of election to convert) is signed by someone other than the registered holder(s) of the surrendered Series A Preferred Stock or if (b) any Common Stock certificate(s) is to be issued in the name of someone other than the registered holder(s) of the surrendered Series A Preferred Stock certificates, then:

                  (i) Item C. entitled "Special Transfer Instructions" (and Item D. entitled "Special Delivery Instructions," if applicable) must be completed; and

                  (ii) the surrendered Series A Preferred Stock certificates must be duly endorsed or accompanied by appropriate instruments of transfer signed by the registered holder(s) exactly as the name(s) of the registered holder(s) appears on the surrendered Series A Preferred Stock certificates; and

                  (iii) the signature(s) of the registered holder(s) on such endorsement or instrument of transfer must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or The New York Stock Exchange, Inc. Medallion Signature Program ("MSP") (collectively a "Permitted Institution"); and

                  (iv) the signature(s) on the Letter of Transmittal (and any separate notice of election) must be guaranteed by a Permitted Institution.

         (See also Instruction 5 below.)

4.       Signatures by Agents; Supporting Documents.

         In all cases where an instrument of transfer or this Letter of Transmittal is executed by an officer of a corporation, an attorney, trustee, executor, administrator, guardian, or other fiduciary, the person so executing must give his full title in such capacity. Proper evidence of such person's authority to act in such capacity and to make such transfer must accompany the Series A Preferred Stock certificates surrendered.

5.       Lost or Destroyed Series A Preferred Stock Certificates.

         If your Series A Preferred Stock certificate(s) has been either lost or destroyed, notify The First National Bank of Boston, at one of its addresses indicated on the front of this Letter of Transmittal, of this fact promptly in writing. You will then be instructed as to the steps you must take in order to either convert the Series A Preferred Stock which you own or exercise the attached Common Stock Purchase Right.

6.       No Adjustment; No Fractional Shares.

         No adjustments with respect to dividends will be made upon the conversion of any Series A Preferred Stock. No fractional shares of Common Stock will be issued upon either conversion of Series A Preferred Stock or exercise of the Common Stock Purchase Right.

7.       Taxpayer Identification Number.

         Unless you qualify for an exemption, you are required to provide a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 in Item
F. If Item C (Special Transfer Instructions) has been completed, the TIN of the person named in Item C must be provided, and such person must sign and date the certification in Item F. See Item F, "Important Tax Information," for additional information and the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

8.       Partial Conversion.

         If less than all of the number of shares of Series A Preferred Stock enclosed herewith are desired to be converted, check the appropriate box and fill in the number of shares of Series A Preferred Stock which you actually wish to convert in the space provided under Item A on the front of this Letter of Transmittal. A new Series A Preferred Stock Certificate will be sent to you promptly for the remainder of the unredeemed portion not converted of the Series A Preferred Stock which was evidenced by your old certificate. The share amount, if any, of the redeemed portion not converted will be "retained by the Exchange Agent" until the redemption date at which time a check will be issued for the applicable payment amount.

9.       Partial Exercise of Common Stock Purchase Rights.

         If less than all of the Common Stock Purchase Rights attached to the shares of Series A Preferred Stock called for redemption are desired to be exercised, please check the appropriate box and fill in the number of shares of Common Stock desired to be purchased in the space provided under Item A. Please enclose a check made payable to "Independence Bancorp" for the exercise price ($9.60 multiplied by the number of shares of Common Stock desired to be purchased) together with this Letter of Transmittal. A new Series A Preferred Stock Certificate without the attached Common Stock Purchase Right will be sent to you promptly.

10.      No Contingent Surrender.

         No alternative, conditional or contingent surrender of certificate(s) will be accepted.

11.      Final Determination.

         All questions as to validity, form, eligibility and time of receipt and acceptance of any surrendered certificate(s) will be determined by The First National Bank of Boston whose determinations will be final and binding.

12.      Additional Copies.

         Additional copies of the Notice of Redemption, Independence's Prospectus dated [ ], 1996 and this Letter of Transmittal may be obtained from The First National Bank of Boston at its address indicated at the top of the Letter of Transmittal.